UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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QS ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable

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QS ENERGY, INC.

23902 FM 2978

Tomball, Texas 77375

January 13, 2025

Dear Shareholders,

Following the close of 2024, I want to take a moment to reflect on how far we’ve come together as a company. This past year has been a transformative one for QS Energy. Thanks to the unwavering support of our shareholders and the dedicated efforts of our team, we have made significant progress in positioning the company for long-term success. It is with great pride and excitement that I share this update with you, summarizing our achievements over the past year and outlining our path forward.

2024 Year in Review

This year marked a pivotal period for QS Energy, highlighted by the continued advancement of our Applied Oil Technology (AOT) and our strategic partnerships across Southeast Asia. Key milestones include:

1. Phase 4 Milestone Achieved: We successfully completed Phase 4 testing of AOT with a leading energy producer in Southeast Asia. This achievement validated the effectiveness of our technology in improving oil transport efficiency while reducing carbon emissions.

2. Strategic Partnerships Solidified: Through our collaboration with VIPS Petroleum, we forged strategic agreements with state-owned and private energy companies in Southeast Asia, underscoring the demand for innovative, efficiency-enhancing technology in the region.

3. Path to Commercialization: We took the first steps toward the commercial launch of AOT, with plans to formally enter the market in 2025. This includes securing customer contracts and identifying debt financing to support our operational goals.

4. Strengthened Financial Framework: Significant efforts have been made to align our funding strategy with our growth objectives. By focusing on responsible financing, we are working to avoid toxic funding sources, preserving value for our shareholders.

Looking Ahead to 2025

With these foundational achievements in place, we are now poised for a breakthrough year in 2025. Our focus will be on executing our first customer contracts and launching AOT commercially. We are seeking to finalize debt financing to ensure a smooth operational rollout, and we are confident this will allow us to fully capitalize on the opportunities we have worked so hard to create.

A Message of Gratitude

None of this progress would have been possible without the continued support and patience of our shareholders. Your belief in QS Energy’s mission has been instrumental in our ability to navigate challenges and achieve milestones. As we move forward, we invite you to continue supporting our journey to commercialization. With your help, we can secure the funding needed to avoid toxic financing and deliver value to all stakeholders.

Closing Thoughts

We have come a long way together, and we are entering 2025 with a renewed sense of purpose and momentum. The progress made this year sets the stage for a transformative future for QS Energy. Thank you for your commitment, trust, and partnership. Together, we are shaping the future of oil transport efficiency and sustainability.

Wishing you and your families a joyous holiday season and a prosperous New Year.

With gratitude,

/s/ Cecil Bond Kyte

CEO, QS Energy, Inc.

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QS ENERGY, INC.

23902 FM 2978

Tomball, Texas 77375

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 14, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 annual Meeting of Stockholders (the “2025 Annual Meeting”) of QS Energy, Inc. (the “Company” or “our”), which will be held at the Grand Sierra Resort, 2500 E 2nd Street, Reno, Nevada 89595 at 10:00 a.m. (PST) on Friday, February 14, 2025. The 2025 Annual Meeting will be held for the purposes of considering and voting upon:

1. A proposal to elect two (2) directors to our Board of Directors (the “Board”), each for a term of either 1, 2, or 3 years.

2. A proposal to ratify the appointment of Weinberg & Co., P.A., as our independent auditor for the fiscal year ending December 31, 2025.

3. A proposal to increase the number of authorized shares of common stock of the Company.

4. A proposal to hold a non-binding advisory vote on executive compensation.

5. A proposal to hold a non-binding advisory vote on executive compensation every one, two, or three years.

These matters are described more fully in the proxy statement accompanying this notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the 2025 Annual Meeting.

The Board has fixed the close of business on December 31, 2024, as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2025 Annual Meeting. A list of stockholders entitled to vote at the 2025 Annual Meeting will be available at the 2025 Annual Meeting and for a period of ten days prior to the 2025 Annual Meeting at the offices of the Company.

Representation by holders of a majority of shares of our common stock either in person or by proxy is required to constitute a quorum for purposes of voting at the 2025 Annual Meeting. Accordingly, it is important that your shares be represented at the 2025 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2025 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE OR YOU MAY CAST YOUR VOTE VIA INTERNET. Your proxy may be revoked at any time prior to the time it is voted at the 2025 Annual Meeting.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

/s/Cecil Bond Kyte
January 13, 2025	Cecil Bond Kyte
Chief Executive Officer

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Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies.

Where You Can Find Other Information About the Company

In addition to this Proxy Statement, our Annual Report on Form 10K for the fiscal year ended December 31, 2023, and our Form 10-Q for the quarter ended September 30, 2024, our other SEC filings are available at www.sec.gov. Information contained on, or that can be accessed through, the internet or the Company’s website at www.qsenergy.com is not a part of this Proxy Statement.

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Questions and Answers About

Our 2025 Annual Meeting and this Proxy Statement

Q: Why am I receiving these materials?

A: The Board of Directors (the “Board”) of QS Energy, Inc., a Nevada corporation (which may be referred to in this Proxy Statement as “we,” “us,” “our,” the “Company” or “QS Energy”), is providing these proxy materials to you in connection with our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), which will take place on February 14, 2025. As a stockholder on the Record Date (as defined below), you are invited to attend the 2025 Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement (the “Proxy Statement”).

Q: What information is contained in this Proxy Statement?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the 2025 Annual Meeting, the voting process, the compensation of directors and the most highly paid executive officers, beneficial ownership of the Company’s common stock, and certain other required information.

Q: What items of business will be voted on at the 2025 Annual Meeting?

A: The items of business scheduled to be voted on at the 2025 Annual Meeting are:

1.	A proposal to elect two (2) directors to our Board of Directors (the “Board”), each to a term of either 1, 2, or 3 years.

2.	A proposal to ratify the appointment of Weinberg & Co., P.A., as our independent auditor for the fiscal year ending December 31, 2025.

3.	A proposal to increase the number of authorized shares of common stock of the Company.

4.	A proposal to hold a non-binding advisory vote on executive compensation, referred to as a “Say on Pay” vote.

5.	A proposal to hold a non-binding advisory vote on executive compensation every one, two, or three years.

We will also consider other business that properly comes before the 2025 Annual Meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you:

1.	Vote your shares: “FOR” the nominees to the Board.

2.	Vote your shares “FOR” the ratification of the appointment of Weinberg & Co., P.A., as our independent auditor for the fiscal year ending December 31, 2025.

3.	Vote your shares “FOR” the approval of the increase in the number of authorized shares of common stock of the Company.

4.	Vote your shares “FOR” the advisory vote on executive compensation, referred to as a “Say on Pay” vote.

5.	Vote your shares “FOR” holding a non-binding advisory vote on executive compensation every three years.

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Q: Who is entitled to vote at the 2025 Annual Meeting?

A: Only stockholders of record at the close of business on December 31, 2024, are entitled to vote at the 2025 Annual Meeting. We refer to this date as our “Record Date.”

You may vote all shares of QS Energy common stock you own as of the Record Date, including (1) shares that are held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

On the Record Date, we had 428,424,880 shares of common stock issued and outstanding.

Q: What are the voting rights of the Company’s holders of common stock?

A: Each outstanding share of the Company’s common stock owned as of the Record Date will be entitled to one vote on each matter considered at the meeting.

Q: What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

A: Many of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a stockholder of record and being a beneficial owner:

Stockholder of Record: If your shares are registered directly in your name, or as a joint holder, with our transfer agent, NATCO, you are considered, with respect to those shares, the stockholder of record, and written proxy materials and a Notice of Annual Meeting are being sent to you directly by QS Energy. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2025 Annual Meeting.

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice of Annual Meeting and proxy materials, together with a voting instruction card, are being forwarded to you by your broker or other nominee. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the 2025 Annual Meeting.

Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2025 Annual Meeting. Your broker, trustee or nominee is responsible for providing voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q: How can I attend the 2025 Annual Meeting?

A: You are entitled to attend the 2025 Annual Meeting only if you were a stockholder of record of our common stock as of the close of business on the Record Date or you hold a valid proxy for the 2025 Annual Meeting. You will need to present a valid government-issued or other acceptable photo identification for admittance. A list of stockholders eligible to vote at the 2025 Annual Meeting will be available for inspection at the 2025 Annual Meeting and for a period of ten days prior to the 2025 Annual Meeting, during regular business hours, at our principal executive office, which is located at 23902 FM 2978, Tomball, Texas 77375.

If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you will need to provide proof of beneficial ownership on the Record Date, such as your most recent account statement dated as of or prior to December 31, 2024, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or the other materials described above, you will not be admitted to the 2025 Annual Meeting.

Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

The 2025 Annual Meeting will begin promptly at 10:00 a.m. (PST). Check-in will begin at 9:00 a.m. (PST), and you should allow ample time for the check-in procedures.

Even if you plan to attend the 2025 Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the 2025 Annual Meeting.

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Q: How can I vote?

A: Whether you hold shares directly as a stockholder of record or beneficially in street name, you may attend the meeting and vote, or you may direct how your shares are voted without attending the 2025 Annual Meeting, by signing, dating, and mailing the enclosed proxy card, or, as will be provided by our Transfer Agent, NATCO, you will be given a unique access code and a proxy ID that will allow you to vote your shares electronically.

Q: Is cumulative voting permitted for the election of directors?

A: No, you may not cumulate your votes for the election of directors.

Q: How are my votes cast when I return a proxy card?

A: When you properly authorize a proxy by signing a written proxy, you appoint Cecil Bond Kyte, our Chief Executive Officer and Chief Financial Officer as your representatives at the 2025 Annual Meeting. Mr. Kyte will vote your shares at the 2025 Annual Meeting as you have instructed them in the proxy. Mr. Kyte is also entitled to appoint substitutes to act on his behalf.

Q: Can I change my vote?

A: Yes. You may change your vote at any time prior to the vote at the 2025 Annual Meeting. If you are the stockholder of record, you may change your vote by granting a properly authorized new proxy with a later date by mail (which automatically revokes the earlier proxy), or by providing a written notice of revocation to our Corporate Secretary, Katrina Foreman, prior to your shares being voted, or by attending the 2025 Annual Meeting and voting in person. For your written notice of revocation to be effective, it must be received by our Corporate Secretary at no later than February 13, 2025. Attendance at the 2025 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the 2025 Annual Meeting and voting in person.

Q: Who can help answer my questions?

A: If you have any questions about the 2025 Annual Meeting or how to vote or revoke your proxy, you should e-mail questions to Katrina Foreman at kforeman@qsenergy.com. You may also contact us if you need additional copies of this Proxy Statement or voting materials.

Q: Is my vote confidential?

A: Proxies, ballots and voting instructions and tabulations that identify individual stockholders will be tabulated and will be handled in a manner that protects your voting privacy. Your vote will not be disclosed either within QS Energy or to third parties, except as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote.

Q: How many shares must be present or represented to conduct business at the 2025 Annual Meeting?

A: The quorum requirement for holding the 2025 Annual Meeting and transacting business is that holders of a majority of shares of QS Energy common stock entitled to vote must be present in person or represented by proxy at the 2025 Annual Meeting. Abstentions are counted for the purpose of determining the presence of a quorum.

Q: Do I have dissenters’ rights of appraisal?

A: The Company’s stockholders do not have appraisal rights with respect to the matters to be voted upon at the 2025 Annual Meeting.

Q: What if a quorum is not present at the 2025 Annual Meeting?

A: If a quorum is not present or represented at the 2025 Annual Meeting, the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or if no stockholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the 2025 Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given, unless the adjournment is for 30 or more days from the date of the original meeting or a new record date is set for the adjourned meeting.

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Q: What vote is required to approve each of the proposals and how are votes counted?

A: In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by Nevada law and is a plurality of the votes cast by the holders of shares entitled to vote (i.e., nominees receiving the highest number of votes, up to the number of nominees to be elected, will be elected to the Board), provided a quorum is present. As a result, in accordance with Nevada law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

In voting with regard to the proposal to ratify the appointment of our independent auditor (Proposal 2), stockholders may vote in favor of such proposal or against such proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by Nevada law, and the minimum vote required is a majority of the total votes cast on such proposal, provided a quorum is present. As a result, in accordance with Nevada law, abstentions and broker non-votes will not be counted and will have no effect on the outcome of the vote on this proposal.

In the event of a broker non-vote with respect to Proposal 3, related to the amendment of the Company’s Articles of Incorporation to increase the number of its authorized shares of common stock, the broker non-vote will have the effect of a vote against Proposal 3 inasmuch as adoption of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of common stock of the Company.

The non-binding advisory vote on executive compensation (Proposal 4) will be determined by a vote of the majority of the total votes cast on such proposal, provided a quorum is present.

The non-binding advisory vote on executive compensation every one, two, or three years (Proposal 5) will be determined by a vote of the majority of the total votes cast on such proposal, provided a quorum is present.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are specified, your shares will be voted in accordance with the recommendations of the Board as described above under “How does the Board recommend that I vote?” with respect to the five proposals described in this Proxy Statement and in the discretion of the proxy holder on any other matters that properly come before the 2025 Annual Meeting.

Q: What is a broker non-vote?

A: If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. The ratification of the appointment of the Company’s independent auditors is a matter considered routine under applicable rules, and your broker is allowed to vote your shares on your behalf in its discretion without instructions from you. Non-routine matters include the election of directors, the proposal to increase the number of authorized shares of common stock of the Company, and the advisory Say on Pay vote. Accordingly, if you hold your shares in street name and you want your shares voted on these matters, it is critical that you provide voting instructions to your broker. We encourage you to provide voting instructions to the organization that holds your shares in order to minimize the number of broker non-votes.

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and they are also not considered affirmative or negative votes on any proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the 2025 Annual Meeting, except for Proposal 3 (amendment to Articles of Incorporation to increase authorized common shares), which requires the affirmative vote of a majority of the outstanding shares of common stock of the Company.

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Q: What is a classified Board of Directors?

A: In 2016, the Board of Directors of the Company amended the Bylaws of the Company to divide Directors into three classes: Class I, Class II, and Class III. Under this classified board structure, generally only those Board Members in a single class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board and effect a change in control under normal circumstances. The Board believes that it is in the best interest of the Company to have a classified board structure. The classified board structure ensures that at any given time there are experienced board members serving on the Board who are familiar with the Company, its business, operations, and technology, and its relationships. The Board believes that a three year term also facilitates long-term policymaking, as Board members are more free to focus on the long-term interests of the Company and its shareholders.

Q: Why are we voting on nominees for all three classes of Directors at the 2025 Annual Meeting?

A: Generally only one class of Directors stands for election each year. However, since this is the first annual meeting of the stockholders since 2018, and since prior thereto and thereafter directors have been added to the Board while others have resigned from the Board, all Director nominees shall be elected to either Class I, Class II, or Class III at the 2025 Annual Meeting, and designated to serve one, two, or three year terms, respectively. Thereafter, the term of office of each Director shall be three years. (See “Proposal 1: Election of Directors,” below). Each Director elected shall hold office within his or her class until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Directors need not be stockholders.

Q: What happens if a nominee is unable to stand for election?

A: If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or substitute a nominee. If a substitute nominee is selected, the proxy holder, Mr. Kyte will vote your shares for the substitute nominee, unless you have withheld authority.

Q: What happens if additional matters are presented at the 2025 Annual Meeting?

A: Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2025 Annual Meeting. If you grant a proxy, the person named as proxyholder, Mr. Kyte, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2025 Annual Meeting.

Q: If the shareholders approve Proposal 3, related to the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company, what limits will be placed on the Board with respect to the issuance of such stock?

A: If Proposal 3 is approved, and except for the issuance of stock options under the Company’s currently suspended Director Compensation Policy, any issuance of common or preferred shares of the Company shall require unanimous approval of the Board. Notwithstanding, the Company’s CEO, Mr. Kyte, exercising his business judgment, will be permitted to issue common or preferred shares of the Company in furtherance of any commercial transaction, subject to ratification by a majority vote of the Board.

Q: Who will serve as inspector of elections?

A: Nevada Agency and Transfer Company (“NATCO”) will act as inspector of elections.

Q: What does it mean if I receive more than one Notice of Annual Meeting and/or set of written proxy materials?

A: If you receive more than one Notice of Annual Meeting and/or more than one set of written proxy materials, it means your shares are not all registered or held in the same way (for example, some are registered in your name and others are registered jointly with a spouse) and are in more than one account. In order to ensure that you vote all of the shares that you are entitled to vote, you should authorize a proxy to vote all proxy cards to which you are provided access. Similarly, for all shares you hold in street name, you should follow the voting instructions provided by each broker, trustee or nominee for the shares held on your behalf by that broker, trustee or nominee.

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Q: Who will bear the cost of soliciting votes for the 2025 Annual Meeting?

A: QS Energy is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. QS Energy may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If QS Energy does retain a proxy solicitation firm, QS Energy would pay such firm’s customary fees and expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to stockholders.

Q: Where can I find the voting results of the 2025 Annual Meeting?

A: We intend to announce preliminary voting results at the 2025 Annual Meeting, and after the meeting we will publish final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission, within four business days after the 2025 Annual Meeting.

Q: What if I have questions for QS Energy’s transfer agent?

A: Please contact our transfer agent, at the phone number or address listed below, if you are a registered stockholder and have questions concerning stock certificates, transfers or ownership or other matters pertaining to your stock account.

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, Nevada 89501
Attention: Proxy Department

Fax #775-322-5623 or info@natco.com

Q: What is the deadline for submitting proposals for inclusion in QS Energy’s proxy statement for the 2026 Annual Meeting of Stockholders?

A: Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2026 Annual Meeting of Stockholders, by submitting their proposals to us no later than the 120th day prior to the anniversary of the date of these proxy materials, September 13, 2025. Any proposal so submitted must comply with the rules and eligibility requirements of the Securities and Exchange Commission. For more information on how to submit proposals, see the section immediately below.

Q: What is the deadline for submitting proposals to be presented on the floor of the 2026 Annual Meeting of Stockholders and not in QS Energy’s proxy statement or to nominate individuals to serve as directors?

A: Under our Bylaws, a stockholder may nominate a director or submit a proposal for consideration at an annual meeting by giving timely notice to QS Energy. To be timely, that notice must contain information specified in our Bylaws and be received by us at our principal executive office at 23902 FM 2978, Tomball, Texas 77375, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If, however, the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made. Therefore, we must receive your nomination or proposal no sooner than September 13, 2025, and no later than October 13, 2025, unless the date of the 2026 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2025 Annual Meeting.

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Householding of Annual Disclosure Documents

The Securities and Exchange Commission previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the stockholders believe that the stockholders are members of the same family. This practice, referred to as “householding,”benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “household,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

Shareholders whose shares are registered in their own name should contact our transfer agent, Nevada Agency and Transfer Company, at the address and contact information listed above to inform them of their request.

Shareholders whose shares are held by a broker or other nominee should contact such broker or nominee directly and inform them of their request.

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PROXY STATEMENT FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

OF

QS ENERGY, INC.

To Be Held on February 14, 2025

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of QS Energy, Inc. (the “Company”), which will be held at 10:00 a.m. (PDT) on Friday, February 14, 2025, at the Grand Sierra Resort, 2500 E 2nd Street, Reno, Nevada 89595 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of the 2025 Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxy card are first being delivered or mailed to stockholders on or about January 13, 2025. Our Annual Report for the year ended December 31, 2023, on Form 10-K (the “10-K”) and our Quarterly Report for the fiscal quarter ended September 30, 2024, on Form 10-Q (the “10-Q”) are being mailed or delivered to stockholders concurrently with this proxy statement. Neither our Annual Report to Stockholders on Form 10-K nor our Quarterly Report to Stockholders on Form 10-Q is to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING RIGHTS AND SOLICITATION

The close of business on December 31, 2024, is the record date (the “Record Date”) for stockholders entitled to notice of and to vote at the 2025 Annual Meeting. As of the Record Date, we had 428,424,880 shares of common stock, par value $.001 per share issued and outstanding, and only those shares are entitled to vote on each of the proposals to be voted upon at the 2025 Annual Meeting. Holders of the common stock of record entitled to vote at the 2025 Annual Meeting will have one vote for each share of common stock so held with regard to each matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the 2025 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority of shares of the Company’s issued and outstanding common stock entitled to vote at the 2025 Annual Meeting shall constitute a quorum for the transaction of business at the 2025 Annual Meeting. The voting interest of shares of the common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the 2025 Annual Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in “street name” indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be counted as a vote cast on such matter.

In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by Nevada law and is a plurality of the votes cast by the holders of shares entitled to vote (i.e., nominees receiving the highest number of votes, up to the number of nominees to be elected, will be elected to the Board), provided a quorum is present. As a result, in accordance with Nevada law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

In voting with regard to the proposal to ratify the appointment of our independent auditor (Proposal 2), stockholders may vote in favor of such proposal or against such proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by Nevada law, and the minimum vote required is a majority of the total votes cast on such proposal, provided a quorum is present. As a result, in accordance with Nevada law, abstentions and broker non-votes will not be counted and will have no effect on the outcome of the vote on this proposal.

In the event of a broker non-vote with respect to Proposal 3, related to the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company, the broker non-vote will have the effect of a vote against Proposal 3 inasmuch as adoption of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of common stock of the Company.

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The non-binding advisory vote on executive compensation (Proposal 4) will be determined by a vote of the majority of the total votes cast on such proposal, provided a quorum is present.

The non-binding advisory vote on the frequency (Proposal 5) of non-binding advisory votes on executive compensation will also be determined by a vote of the majority of the total votes cast on such proposal, provided a quorum is present.

Under the rules of The New York Stock Exchange (the “NYSE”) that govern most domestic stock brokerage firms, member brokerage firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the NYSE. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. Such broker non-votes will not be considered as votes cast in determining the outcome of any proposal.

Shares of our common stock represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the 2025 Annual Meeting in accordance with the stockholders’ instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR each of Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5. Management does not know of any matters to be presented at the 2025 Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the 2025 Annual Meeting, the proxy holder will vote on such matters in accordance with his best judgment.

Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the 2025 Annual Meeting by giving written notice to our Secretary, and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the 2025 Annual Meeting and voting in person; provided, however, that under the rules of the NYSE, any beneficial owner whose shares are held in “street name” by a member brokerage firm may revoke his, her or its proxy and vote his, her or its shares in person at the 2025 Annual Meeting only in accordance with the applicable rules and procedures of the NYSE.

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone or by e-mail, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

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PROPOSAL 1

ELECTION OF DIRECTORS

Composition of Board of Directors

Our bylaws provide that the Board shall consist of between one and eight directors, as determined by the Board from time to time. The Board currently consists of two (2) members. The Board has recently fixed the size of the Board at five (5) members. Nonetheless, only the current two (2) members of the Board will stand for election at the 2025 Annual Meeting, while the Board continues its search for qualified candidates to fill the remaining three (3) open seats. In 2016, the Board of Directors of the Company amended the Bylaws of the Company to divide Directors into three classes: Class I, Class II and Class III. Under this classified board structure, generally only those Board Members in a single class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board and effect a change in control under normal circumstances. The Board believes that it is in the best interest of the Company to have a classified board structure. The classified board structure ensures that at any given time there are experienced board members serving on the Board who are familiar with the Company, its business, operations, and technology, and its relationships. The Board believes that a three year term also facilitates long-term policymaking, as Board members are more free to focus on the long-term interests of the Company and its shareholders.

Generally only one class of Board Members stands for election each year. However, as this is the first annual meeting of the stockholders since 2018, Directors shall be elected to either Class I, Class II, or Class III at the 2025 Annual Meeting, and designated to serve one, two, or three year terms, respectively. Thereafter, the term of office of each Director shall be three years. Each Director elected shall hold office within his or her class until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Directors need not be stockholders. There are no family relationships among any of our current directors, the nominees for directors or our executive officers.

The proxy holder named on the proxy card intends to vote all proxies received by him in the accompanying form for the election of the nominees listed below to the director class listed below, unless instructions to the contrary are marked on the proxy. These nominees and their director class have been selected by the Board. The nominees are currently members of the Board. Each elected nominee will serve until the annual meeting of stockholders listed in the chart below corresponding to his director class, or until his or her successor has been duly elected and qualified.

In the event that a nominee is unable or declines to serve as a director at the time of the 2025 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy, or the size of the Board may be reduced. The proxy holder intends to vote all proxies received by him for the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director. The Board may at an appropriate later date increase or decrease the size of the Board, and appoint new directors to fill any vacancies on the Board.

Nominees for Election as Directors

The following is certain information as of December 31, 2024, regarding the nominees for election as directors:

Name of Nominee	Age	Director Since	Independent	Audit (1) Committee
Nominees whose initial two-year terms expire at the 2027 Annual Meeting (Class II Directors)
Eric Bunting	55	2017	Yes	X

Nominees whose initial three-year terms expire at the 2028 Annual Meeting (Class III Directors)
Cecil Bond Kyte (2)	53	2006-2013	No	X
		2021 to present

(1)	The Audit Committee consists of all members of the Board of Directors.
(2)	Chairman of the Board of Directors.

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Biographical Information Regarding Directors

Eric Bunting, M.D. (Independent Director), was appointed to the Board of Directors of the Company effective April 1, 2017. Dr. Eric Bunting, M.D., is a board-certified Ear, Nose, and Throat specialist and a partner in an independent specialty group. His group has partnered with Wichita Surgical Specialists (WSS), the nation’s largest multispecialty surgical practices in the country. For the past decade, Dr. Bunting has served on the board of directors of Mid KS ENT, multiple surgery centers, and Blue Cross Blue Shield of Kansas consulting board, contributing to its continued growth and leadership in the field. He earned his undergraduate degree from Kansas State University in Biology, and his medical degree from Kansas University School of Medicine, followed by specializing in head and neck surgery at Kansas University Medical Center.

In addition to his medical career, Dr. Bunting is a seasoned entrepreneur with a wide array of business interests. He is an investor in early-stage companies and has developed a successful portfolio in the franchising sector, owning and partnering in approximately 85 fast-casual restaurant franchises across 15 states. His extensive experience also includes board positions within the healthcare industry, notably with multiple ambulatory surgical centers and a radiation treatment center, where he played a key role during mergers and acquisitions.

As a dedicated investor in the Company, Dr. Bunting has acquired a significant stake in the Company over the past eight years. Throughout this period, he has remained a committed advocate for shareholders, supporting the Company’s path towards commercialization, market expansion, and eventual profitability.

Cecil Bond Kyte (Non-Independent Director), was elected to serve as Chairman of the Board of the Company in December 2007, then known as Save The World Air, Inc. (“STWA”). In January 2010, he was appointed to serve as CEO of STWA. In November 2013, Mr. Kyte voluntarily resigned as a director, Chairman of the Board, and CEO of STWA. Since then, Mr. Kyte has held positions with the following public companies: MassRoots, Inc., where he served as a board member from late 2017, through July 2019. Massroots,Inc. was a technology platform for the cannabis industry during the time Mr. Kyte served as a director of the company; Rightscorp, Inc., where, since 2015, Mr. Kyte has served and continues to serve as the company’s CEO, and since 2016, has served and continues to serve as the company’s CFO. Mr. Kyte is also a member of the board of Rightscorp. Rightscorp’s mission is to support copyright holders’ abilities to litigate and monetize their music and other copyrights against piracy and peer-to-peer infringement on the internet. Mr. Kyte has mainly been associated with “start overs” rather than “startups,” using his abilities to restructure and develop a company’s management, financial condition, compliance, and product commercialization.

In addition to his current roles as CEO, CFO, and board member of Rightscorp,and the Company, Mr. Kyte has supported the funding and business development for Bye Aerospace’s suite of products including the development and manufacturing of advanced civilian/military aerospace technologies. Mr. Kyte has also been a pilot for 38 years and currently serves as an airline captain and instructor for American Airlines-Envoy Air, Inc., a regional airline. Mr. Kyte devotes about 15 to 20 hours of his time per month as an airline captain and instructor. He received a B.S. Degree in accounting from Long Beach State University.

Executive Officers

The following table sets forth certain information regarding our executive officers as of December 31, 2024.

Name	Age	Position

Cecil Bond Kyte	53	Chief Executive Officer, Chief Financial Officer, and Chairman of the Board

See Mr. Kyte’s Biographical Information above regarding Directors.

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CORPORATE GOVERNANCE

We maintain a corporate governance page on our corporate website at www.qsenergy.com, which includes information regarding the Company’s corporate governance practices. Our codes of business conduct and ethics, Board committee charters and certain other corporate governance documents and policies are posted on our website. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to our Corporate Secretary, QS Energy, Inc., 23902 FM 2978, Tomball, Texas 77375, or at her email at kforeman@qsenergy.com. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the Securities and Exchange Commission (the “SEC”).

Board of Directors

Director Independence

Following the voluntary resignation of Don Dickson effective June 3, 2024, our  Board of Directors currently consists of two (2) members. The current Board has fixed the number of directors at five (5). As of December 31, 2024, the Board has determined that Eric Bunting, a current Board member and nominee, is an independent member of the Board, and that Mr. Kyte, our Chief Executive Officer and Chief Financial Officer and current Board member and nominee is not independent.

Meetings of the Board and Committees

Due to its small size and limited resources, the Company currently does not have a separate Audit Committee, Nominating and Governance Committee or Compensation Committee. Instead, the full Board carries out the responsibilities of an audit committee, a governance committee, a nominating committee, and a compensation committee. The Board held four (4) meetings during 2024. Each of the directors attended 75% or more of the aggregate number of meetings of the Board on which the director served in 2024. Each of our directors is encouraged to attend the Company’s 2025 Annual Meeting and to be available to answer any questions posed by stockholders to such director.

Communications with the Board

The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:

•	Stockholders may send correspondence, which should indicate that the sender is a stockholder, to the Board or to any individual director, by mail to Corporate Secretary or CFO, QS Energy, Inc., 23902 FM 2978, Tomball, Texas 77375 or by e-mail to our Corporate Secretary, Katrina Foreman at kforeman@qsenergy.com.

•	Our Secretary or director will be responsible for the first review and logging of this correspondence and will forward the communication to the director or directors to whom it is addressed unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to directors communications that: (a) are advertising or promotional in nature (offering goods or services), (b) solely relate to complaints by customers with respect to ordinary course of business customer service and satisfaction issues or (c) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to directors. Except as set forth in the preceding sentence, the Secretary will not screen communications sent to directors.

•	The log of stockholder correspondence will be available to members of the Board for inspection. At least once each year, the Secretary will provide to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

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Our stockholders may also communicate directly with the non-management directors, individually or as a group, by mail c/o Corporate Secretary or CFO, QS Energy, Inc., 23902 FM 2978, Tomball, Texas 77375 or by e-mail to Katrina Foreman at kforeman@qsenergy.com.

The Board has established procedures, as outlined in the Company’s policy for “Procedures for Accounting and Auditing Matters,” for the receipt, retention and treatment of complaints regarding questionable accounting, internal controls, and financial improprieties or auditing matters. Any of the Company’s employees may confidentially communicate concerns about any of these matters by calling a director or Katrina Foremen. Upon receipt of a complaint or concern, a determination will be made whether it pertains to accounting, internal controls or auditing matters and if it does, it will be handled in accordance with the procedures established by the Audit Committee and/or the Board.

Committees of the Board

As noted, due to the Company’s small size and limited resources, the Board has assumed the responsibilities of an audit committee, nominating and governance committee and compensation committee, and operates under written policies and charters. Copies of the charters and other corporate governance documents are available on our website, www.qsenergy.com. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, QS Energy, Inc., 23902 FM 2978, Tomball, Texas 77375, or made to Katrina Foreman at kforeman@qsenergy.com. On May 9, 2017, for the purpose of achieving cost savings and improving efficiency, as noted, the Board resolved that the Compensation Committee and Nominating and Corporate Governance Committee of the Board would be eliminated. As noted, the Board has assumed the responsibilities and obligations of those committees, as well as the audit committee.

The composition, functions and general responsibilities of each committee are summarized below.

Audit Responsibilities

The functions of an audit committee are carried out by the full Board. The Board in this regard operates under a written charter. The Board’s audit duties include responsibility for reviewing our accounting practices and audit procedures. In addition, the Audit Committee has responsibility for reviewing complaints about, and investigating allegations of, financial impropriety or misconduct. The Board works closely with management and our independent auditors. The Board meets with our independent auditors on a quarterly basis, following completion of their quarterly reviews and annual audit, to review the results of their work. The Board may also meet with our independent auditors to approve the annual scope of the audit services to be performed.

As part of its responsibility, the Board is responsible for engaging our independent auditor and monitoring the independent auditor’s independence, qualifications and performance, as well as pre-approving audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the independent auditor’s independence.

Please see “Audit Report” below, which provides further details of many of the duties and responsibilities of the Board serving as an audit committee.

Director Nominations

The Board seeks out appropriate candidates to serve as directors of the Company, and interviews and examines director candidates. In considering candidates to serve as director, the Board evaluates various minimum individual qualifications, including strength of character, maturity of judgment, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, as well as the extent to which the candidate would fill a present need on the Board.

The Board will consider, without commitment, stockholder nominations for director. Nominations for director submitted to the Board by stockholders are evaluated according to the Company’s overall needs and the nominee’s knowledge, experience and background. A nominating stockholder must give appropriate notice to the Company of the nomination not less than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

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The stockholders’ notice shall set forth, as to:

•	each person whom the stockholder proposes to nominate for election as a director;

•	the name, age, business address and residence address of such person;

•	the principal occupation or employment of the person;

•	the class and number of shares of the Company which are beneficially owned by such person, if any;

•	any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules thereunder;

•	the name and record address of the stockholder and the class and number of shares of the Company which are beneficially owned by the stockholder;

•	a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which nomination(s) are to be made by such stockholder;

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and,

•	any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules thereunder.

The notice must be accompanied by a written consent of the proposed nominee to be named as a director.

Through the period ended April 15, 2021, our directors were compensated for their services as follows:

(i)	Board Options: On January 1, 2016, and thereafter, January 1st of each succeeding year, each member of the Board shall receive a grant of unqualified Options to purchase Shares of the Company's common stock. The number of underlying Shares of the Option shall be equal to the quotient of $50,000 divided by the market value of the Company's shares, on the day of the grant, as reported on the OTCBB or, if applicable, NASDAQ. One-twelfth (1/12) of the number of options granted shall vest on the last day of each calendar month for 12 months, beginning January 31st in the year of grant ("First Vesting Date"), and for each successive month through December 31st in the year of grant ("Final Vesting Date"). Options shall expire ten (10) years after the day of grant. All unvested Options shall be cancelled in the event a member of the Board ceases to be a member of the Board for any reason prior to Final Vesting Date of the Option.
(ii)	Audit Committee Chairman Options: On January 1, 2016, and thereafter, on January 1st of each succeeding year, the Chairman of the Audit Committee shall receive a grant of unqualified Options to purchase Shares of the Company's common stock. The number of underlying Shares of the Option shall be equal to the quotient of $25,000 divided by the market value of the Company's shares, on the day of the grant, as reported on the OTCBB or, if applicable, NASDAQ. One-twelfth (1/12) of the number of options granted shall vest on the last day of each calendar month for 12 months, beginning January 31st in the year of grant ("First Vesting Date"), and for each successive month through December 31st in the year of grant ("Final Vesting Date"). Options shall expire ten (10) years after the day of grant. All unvested Options shall be cancelled in the event the Board member ceases to be Chairman of the Audit Committee for any reason prior to Final Vesting Date of the Option.
(iii)	Options Issued upon Appointment to the Board of Directors: Upon appointment to the Board of Directors the appointed Director shall receive a grant of unqualified Options to purchase Shares of the Company's common stock. The number of underlying Shares of the Option shall be equal to the quotient of $50,000 divided by the market value of the Company's shares, on the day of the grant, as reported on the OTCBB or, if applicable, NASDAQ. One-twelfth (1/12) of the number of options granted shall vest on the day preceding the one-month anniversary of the date of grant ("First Vesting Date"), and for each successive month through the day preceding the one-year anniversary of the date of grant ("Final Vesting Date"). Options shall expire ten (10) years after the day of grant. All unvested Options shall be cancelled in the event a member of the Board ceases to be a member of the Board for any reason prior to Final Vesting Date of the Option.

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(iv)	Options Issued upon Appointment as Chairman of the Audit Committee: Upon appointment as Chairman of the Audit Committee the appointed Director shall receive a grant of unqualified Options to purchase Shares of the Company's common stock. The number of underlying Shares of the Option shall be equal to the quotient of $25,000 divided by the market value of the Company's shares, on the day of the grant, as reported on the OTCBB or, if applicable, NASDAQ. One-twelfth (1/12) of the number of options granted shall vest on the day preceding the one-month anniversary of the date of grant ("First Vesting Date"), and for each successive month through the day preceding the one-year anniversary of the date of grant ("Final Vesting Date"). Options shall expire ten (10) years after the day of grant. All unvested Options shall be cancelled in the event the Director ceases to be Chairman of the Audit Committee for any reason prior to Final Vesting Date of the Option.
(v)	Committee Member Compensation: Each member of a committee of the Board shall receive monthly compensation of $500.00, plus reimbursement of reasonable travel and lodging expenses.

Notwithstanding the foregoing, due to a lack of resources, the above and all other director’s compensation was suspended by the Board on April 15, 2021. Since that date, no director compensation in the form of cash or securities or other consideration has been paid to directors. The Board, within its discretion, may reinstate the above director compensation policy, or may elect to modify such policy or may create a new compensation policy and package for directors.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR election of each of the nominees identified above.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has selected Weinberg & Company, P.A. to audit our financial statements for the fiscal year ending December 31, 2025. Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Board, in its discretion, may appoint new independent auditors at any time during the year if the board believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Weinberg & Company, P.A. the Board may reconsider its selection.

Weinberg & Company, P.A. was first appointed in fiscal year 2003, and has audited our financial statements for fiscal years 2002 through 2023, and has been engaged to audit our financial statements for fiscal year 2024. The Board expects that representatives of Weinberg & Company, P.A. will be present at the 2025 Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Audit and Other Fees

The following table summarizes the fees charged by Weinberg & Company, P.A. for certain services rendered to the Company during 2023 and 2024.

	Amount Billed
Type of Fee	Fiscal Year 2024	Fiscal Year 2023

Audit(1)	$83,000	$81,000
Audit Related(2)	–	–
Tax(3)	9,000	13,000
All Other(4)	–	–
Total	$92,000	$94,000

___________________

(1)	This category consists of fees for the audit of our annual financial statements included in the Company’s annual report on Form 10-K and review of the financial statements included in the Company’s quarterly reports on Form 10-Q. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” on internal control matters.

(2)	Represents services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, aggregate fees charged for assurance and related services that are reasonably related to the performance of the audit and are not reported as audit fees. These services include consultations regarding Sarbanes-Oxley Act requirements, various SEC filings and the implementation of new accounting requirements.

(3)	Represents aggregate fees charged for professional services for tax compliance and preparation, tax consulting and advice, and tax planning.

(4)	Represents aggregate fees charged for products and services other than those services previously reported.

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the 2025 Annual Meeting will be required to ratify the appointment of Weinberg & Company, P.A. as our independent auditors. Abstentions will have the effect of a vote “against” the ratification of Weinberg & Company, P.A. as our independent auditors.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to ratify the appointment of Weinberg & Co., P.A. as our independent auditor for the fiscal year ending December 31, 2025.

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PROPOSAL 3

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has approved a proposal to amend the Company’s Amended Articles of Incorporation (“Amended Articles”) to increase the number of authorized shares of the Company’s common stock from 500 million shares to 750 million shares. The proposed amendment would state the following language:

“The corporation shall have authority to issue an aggregate of Seven Hundred Fifty Million (750,000,000) Common Capital Shares, par value one mill ($0.001) per share for total par value of Seven Hundred Fifty Thousand Dollars ($750,000).”

In addition, if this Proposal 3 is approved, and except for the issuance of stock options under the Company’s existing Director Compensation Policy (which is currently suspended), any issuance of common or preferred shares of the Company, including the issuance of stock options and/or common stock to Mr. Kyte in connection with his employment with the Company shall require unanimous approval of the Board. Notwithstanding, the Company’s CEO, Cecil Bond Kyte, exercising his business judgment, may issue common or preferred shares of the Company in furtherance of a commercial transaction, subject to ratification by a majority vote of the Board.

The Board of Directors is advised that the Company’s issued and outstanding shares of common stock, on a fully-diluted basis (which assumes that the Company’s currently unconverted outstanding notes, warrants, and options will be exercised and converted into shares of common stock of the Company), exceeds its authorized 500 million shares of common stock by approximately 56 million shares. This proposal to increase the Company’s authorized common shares will ensure that the Company will be able to meet its share issuance obligations with respect to its outstanding derivative securities.

The Board also believes that the proposed increase in authorized common shares will provide the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants of stock, grants of equity compensation (including such grants to Mr. Kyte in connection with his employment with the Company), grants under equity compensation plans, grants of options and warrants, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions, and, as noted above, to satisfy the issuance of shares of our common stock on the exercise of prior grants of our notes, options and warrants. The Board believes that additional authorized shares of common stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders. This is particularly true given the recent change in the Company’s management and Board and their efforts to commercialize the Company’s AOT technology and their efforts to consider and evaluate other business opportunities.

Other than the issuance of stock options and/or common stock to Mr. Kyte in connection with his employment with the Company or the issuance of common stock on the conversion of the Company’s outstanding notes, warrants, and options or the issuance of stock in connection with the Company’s efforts to commercialize its AOT technology, the Company has no plan, commitment, arrangement, understanding or agreement regarding the issuance of additional shares of common stock that will result from the Company’s adoption of the proposed amendment, and will issue additional shares only on such terms and only when the Company believes it would be in the Company’s best interest to do so, and only in accordance with the Company’s Board’s fiduciary responsibilities to the Company and its shareholders. Except as otherwise required by law, the newly authorized shares of common stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

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In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of the Company’s common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s common stock will be identical to the shares of common stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s common stock, none of whom has preemptive or similar rights to acquire the newly authorized shares.

Members of the Board, Cecil Bond Kyte and Dr. Eric Bunting, own shares of common stock and warrants, options, and other derivative securities of the Company. Mr. Kyte will also receive stock options and/or common stock of the Company in connection with his employment agreement with the Company.These individuals have a substantial interest in this Proposal 3.

The Board unanimously recommends a vote FOR the proposed amendment to increase the number of authorized shares of the Company’s Common Stock from 500 million to 750 million.

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PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with recent legislation and the rules of the Securities and Exchange Commission, we are providing stockholders with a non-binding advisory vote on compensation for our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote. The non-binding advisory vote on compensation for our named executive officers, as disclosed in this proxy statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the 2025 Annual Meeting and voting affirmatively or negatively on the proposal.

Stockholders are urged to read the “Executive Compensation” section of this proxy statement and the “Report on Compensation” of this proxy statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. The Board of Directors believes that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

As an advisory vote, this proposal is not binding. However, our Board of Directors, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the Board of Director’s executive compensation philosophy, policies and determinations, and of compensation for our named executive officers, as described in the “Executive Compensation” and “Report on Compensation” sections of this Proxy Statement.

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PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to providing stockholders with a non-binding advisory vote on the compensation and compensation program for our named executive officers, and in accordance with recent legislation and the rules of the Securities and Exchange Commission (SEC), we are also providing our stockholders with the opportunity to cast a non-binding advisory vote on how frequently we should seek an advisory vote on the compensation and compensation program for our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote. Under this proposal, our stockholders may cast a non-binding advisory vote on whether they would prefer to have a vote on the compensation and our compensation program for our named executive officers every year, every two years or every three years. Our Board believes that the non-binding advisory vote on the compensation and compensation program for our named executive officers should be conducted every three years as opposed to every one or two years, for the following reasons:

•     A portion of executive compensation is in the form of long-term equity awards (stock, warrants, options). A vote every three years will allow our stockholders to evaluate the effectiveness of such long-term compensation strategies and related business outcomes of our Company for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results.

•     We believe a vote every three years vote complements our goal of establishing compensation and creating a compensation program that enhances long-term stockholder value.

Stockholders are not voting to approve or disapprove the recommendation of our Board. Instead, stockholders may cast a vote on their preferred voting frequency by choosing any of the following four options with respect to this proposal: “one year,” “two years,” “three years” or “Abstain.” For the reasons discussed above, we are asking our stockholders to vote for a frequency of “three years.” The option that receives the most votes cast at the 2025 Annual Meeting will be considered by the Board in determining the preferred frequency with which we will hold a stockholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Report, the compensation tables, and the related narrative disclosure.

As an advisory vote, this proposal is not binding. However, our Board, which is responsible for designing and administering our executive compensation and executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the option that receives the most votes in determining the frequency of future votes on compensation for our named executive officers.

The Board recommends a vote FOR the option of a non-binding advisory vote every three years on the compensation for our named executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 31, 2024, for:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

•	each of our directors;

•	our Chief Executive Officer, who also serves as our Chief Financial Officer as of December 31, 2024, for his services rendered in all capacities to the Company (such individual is hereafter referred to as the “Named Executive Officer”), and all of our current directors and executive officers serving as a group; and,

•	our former director who resigned from that position on June 3, 2024.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Shares Beneficially Owned (2)
Named Executive Officers and Directors
Cecil Bond Kyte, Chief Executive Officer, Chief Financial Officer, Director, Chairman of the Board (3)	16,968,333	3.96%
Eric Bunting, Director (4)	15,320,535	3.58%
All current directors and executive officers as a group	32,288,868	7.54%

Don Dickson, Former Director (resigned June 2024) (5)	6,122,757	1.43%
All directors and former director and executive officer as a group	38,411,625	8.97%

___________________
(1)	Unless otherwise indicated, the address of each listed person is c/o QS Energy, Inc., 23902 FM 2978, Tomball, Texas 77375.

(2)	Percentage of beneficial ownership is based upon 428,424,880 shares of our common stock outstanding as of December 31, 2024. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to notes, options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such notes, options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Mr. Kyte owns 16,968,333 shares of common stock.

(4)	Dr. Bunting was issued options to purchase 1,771,825 shares of common stock under the Company’s Board of Directors compensation policy from April 2017 through January 2020 at prices ranging from $0.07 to $0.18 per share, vesting over periods of up to one year, and expiring ten years from the date of issuance. Dr. Bunting owns 10,935,815 shares of common stock. In addition, Dr. Bunting holds a warrant under which he has the right to purchase 220,000 shares of common stock at a price of $0.07 per share.

(5)	Mr. Dickson was issued options to purchase 2,663,264 shares of common stock under the Company’s Board of Directors compensation policy from August 2014 through January 2020 at prices ranging from $0.05 to $1.71 per share, vesting over periods of up to one year, and expiring ten years from the date of issuance. In addition, Mr. Dickson was issued options to purchase 1,200,000 shares of common stock for his term as Interim CEO from May 2020 through April 2021 at prices ranging from $0.02 to $0.07 per share. Furthermore, Mr. Dickson has the right to convert the balance due under convertible notes to 864,285 shares of common stock at conversion prices ranging from $0.035 to $0.05 per share.

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EXECUTIVE COMPENSATION

Pay vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our PEO(Title), and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2023, 2022 and 2021.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income(5)
2023	$–	$–	$–	$–	$300	$(1,224,000)
2022	$–	$–	$–	$–	$250	$(1,548,000)
2021	$–	$–	$55,200	$46,200	$100	$(1,420,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for the Company’s CEO, Cecil Bond Kyte, in the Summary Compensation Table (“SCT”) for fiscal years 2023, 2022 and 2021.

(2)	The following table reflects the adjustments necessary, each of which is prescribed by SEC rule, to calculate the Compensation Actually Paid (“CAP”) from those total amounts reflected in the SCT. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to the Company’s executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. To determine CAP, the adjustments below were made to the Company’s executive officer’s total compensation.

	2023		2022		2021
	PEO’s	Other NEO’s	PEO	Other NEO’s	PEO	Other NEO’s

SCT Amounts	$–	$–	$–	$–	$–	$55,200
Adjustments Related to Defined Benefit and Actuarial Plans:
None (6)	–	–	–	–	–	–
Adjustments Related to Stock-Based Compensation:
Values reported in Stock Awards and Option Awards columns of the SCT	–	–	–	–	–	(9,000)
Year-end fair value of awards granted during the year that are outstanding and unvested at the end of the year	–	–	–	–	–	–
Decrease in fair value of awards granted in prior years that are outstanding and unvested at year-end	–	–	–	–	–	–
Fair value of awards granted and vested during the year	–	–	–	–	–	–
Decrease in fair value of awards granted in prior years that vested during the year	–	–	–	–	–	–
Decrease in fair value of awards granted in prior years that failed to meet vesting conditions during the year	–	–	–	–	–	–
Dividends and other earnings paid on awards before the vesting date	–	–	–	–	–	–
CAP Amounts	$–	$–	$–	$–	$–	$46,200

(3)

The amounts presented reflect the total compensation set forth in the SCT for the Company’s Non-PEO NEOs, Michael McMullen, former Chief Financial Officer (“Former CFO”) and Don Dickson, former Chief Executive Officer (“Former CEO”). Mr. McMullen was appointed Chief Financial Officer (“CFO”) effective April 1, 2017. Mr. McMullen’s annual base salary under his employment agreement as CFO was $158,400, for a two-year term. Effective March 31, 2019, the Company amended Mr. McMullen’s employment agreement. As amended, the contract was extended by 90 days with no other change in terms. Effective July 1, 2019 through November 15, 2019, Mr. McMullen was employed on a month-to-month basis with no other changes in terms. Effective November 15, 2019, Mr. McMullen’s employment agreement was amended extending the term of the agreement to February 15, 2020 with no other changes in terms. Mr. McMullen’s Employment Agreement was amended and restated effective February 15, 2020. As amended, Mr. McMullen’s employment agreement was extended on a month-to-month basis with no other terms modified. Mr. McMullen resigned as CFO, effective April 15, 2021.

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Mr. Dickson did not receive any cash compensation for his role as interim CEO; rather, his compensation was in the form of options that were granted (“Grant”) to Mr. Dickson to purchase 100,000 shares of restricted common stock of the Company (the “Options”), each month of his employment as interim CEO during the Term. The Options vested on the 30th day following the date of Grant, provided that Mr. Dickson remained in his role as interim CEO on the vesting date. All of the Options were priced as of the closing market price of the Company’s common stock as reported by the OTCBB (Pink Sheets) on the date of Grant. The Options issued to Mr. Dickson in exchange for serving as the Company’s interim CEO expire ten (10) years from the date of Grant. Mr. Dickson resigned as interim CEO, effective April 15, 2021.

(4)

The amounts presented reflect the value of a fixed investment of $100 on January 1st of the reporting period (i.e., January 1, 2021) based upon the closing market price of the Company’s common stock of $0.06, $0.05, $0.04 and $0.02 at December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020, respectively, as traded on The Nasdaq Capital Market.

(5)	The amounts presented reflect the net loss as reported in the Company’s audited financial statements for the periods presented.

(6)	The Company had no Defined Benefit or Actuarial Plans during the periods presented.

The following table sets forth certain information regarding the compensation earned during the last three fiscal years by the Named Executive Officer.

Summary Executive Compensation Table

		Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Annual Compensation Salary ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	All Other Compensation ($)

Cecil Bond Kyte (1)(2)	2022	$–	–	–	$–
Chief Executive Officer and	2023	$–	–	–	$–
Chief Financial Officer	2024	$210,000	–	–	$–

(1)	Mr. Kyte was an officer and director of the Company from 2006 through 2013. Effective November 15, 2013, Mr. Kyte resigned his positions as a director and chief executive officer of the Company. Thereafter, in April 2021, the then existing Board re-appointed Mr. Kyte to serve on the Company’s Board, and to serve as the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) and Chairman of the Board, effective April 15, 2021 (“Effective Date”). From the Effective Date through the date of this Proxy Statement, Mr. Kyte has served and continues to serve as the CEO and CFO of the Company without an employment contract. Further, from the Effective Date through July 7, 2024 (a term of approximately 3 years and two and one-half months), Mr. Kyte did not receive any stock, cash, or other consideration or compensation of any kind in connection with his roles as CEO and CFO of the Company. The current Board has recognized Mr. Kyte’s efforts as CEO and CFO of the Company without compensation since the Effective Date, and, accordingly approved (with Mr. Kyte abstaining) compensation for Mr. Kyte related to his activities as CEO and CFO from the Effective Date through December 31, 2024 in the amount of $210,000, which was paid by the Company to Mr. Kyte in increments during the period July 7, 2024, through December 31, 2024. While Mr. Kyte currently does not have an employment agreement with the Company, it is the Company’s intention to enter into an employment agreement with him no later than the end of the first calendar quarter of 2025.

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OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning the stock option grants made to the Named Executive Officer during the 2024 fiscal year. No stock appreciation rights or stock option grants were granted to any of the Named Executive Officers or Former Control Persons during the 2024 fiscal year.

Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal 2024	Exercise or Base Price Per Share	Expiration Date
Cecil Bond Kyte	–	–	–	–

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND YEAR-END OPTION VALUES

No options were exercised by the Named Executive Office. The following table sets forth the number of shares of our common stock subject to exercisable and unexercisable stock options which the Named Executive Officer held at the end of the 2024 fiscal year.

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options ($)
Name	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Cecil Bond Kyte	–	$–	–	–	$–	$–

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EQUITY COMPENSATION PLAN INFORMATION FOR 2024

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our equity compensation plans as of December 31, 2024:

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)

Equity compensation plans approved by security holders	–	–	–

Equity compensation plans not approved by security holders	25,294,103	$0.13	–

Total	25,294,103	$0.13	–

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REPORT ON COMPENSATION

The Board has furnished this report on executive compensation for the 2024 fiscal year.

The Board administers the Company’s executive compensation program. On May 9, 2017, for the purpose of achieving cost savings and improving efficiency, the Board resolved that the Compensation Committee of the Board would be eliminated. The Board has assumed the responsibilities and obligations of that committee.

The Board has the authority to review and determine the salaries and bonuses of the executive officers of the Company, including the Chief Executive Officer and the other executive officers of the Company. The Board establishes the general compensation policies for such individuals. In doing so, the Board has the authority to engage the services of outside advisors, experts and others, including independent compensation consultants who do not advise the Company, to assist the Board in fulfilling these obligations.

The Board believes that Dr, Eric Bunting, Board member, is independent, and that the other Board member, Cecil Bond Kyte, is not independent.

The Board believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, reward individual contribution to the Company’s success and align the interests of the Company’s officers with the interests of its stockholders. The Board believes that the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

The principal factors that will be taken into account in establishing each executive officer’s compensation package are described below. However, the Board may in its discretion apply entirely different factors, such as different measures of financial performance.

Equity-Based Compensation. The Board believes in linking long-term incentives to an increase in stock value. Accordingly, it awards stock options with an exercise price equal to the fair market value of the underlying stock on the date of grant that vest and become exercisable over time. The Board believes that these options encourage employees to continue to use their best efforts and to remain in the Company’s employment.

The Board relies substantially on management of the Company to make specific recommendations regarding which individuals should receive option grants and the amounts of such grants.

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THE BOARD’S AUDIT REPORT

As previously stated above, the audit committee functions are carried out by the Board. The Board has determined that Dr. Bunting is considered independent within the rules of the SEC. The duties and responsibilities in audit and related matters are in addition to his duties as a member of the Board.

The Board operates under a written charter, which is available on the Company’s website. The Board believes that the Audit Committee charter complies with the current standards set forth in SEC regulations. The full Board met four (4) times during 2024.

The Board’s primary duties and responsibilities are to:

•       engage the Company’s independent auditor;

•       monitor the independent auditor’s independence, qualifications and performance;

•       pre-approve all audit and non-audit services;

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Board’s responsibility is to monitor and oversee these processes.

Our management evaluated, with the participation of our Chief Executive Officer and Chief Financial Officer, the effectiveness of our disclosure controls and procedures as of the end of the period covered by our Annual Report on Form 10-K for the uyear ended December 31, 2023. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) were ineffective as of December 31, 2023, and continue to be ineffective as of the date of this report.

Our Chief Executive Officer, Chief Financial Officer and Controller conducted an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2023 based on the framework in Internal Control – Integrated Framework (“2013 Framework”) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on this evaluation, our Chief Executive Officer and Chief Financial Officer have concluded that our internal controls over financial reporting (as defined in Rules 13a-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) were ineffective as of December 31, 2023.

With respect to the Company’s independent auditors, the Board, among other things, discussed with Weinberg & Co., P.A., matters relating to its independence, including the written disclosures made to the Board as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Board also reviewed and approved the audit and non-audit fees of that firm.

On the basis of these reviews and discussions, the Board (i) appointed Weinberg & Co., P.A. as the independent registered public accounting firm for the 2024 fiscal year and (ii) recommended the filing with the SEC of the Company’s audited financial statements in the 10-K for the year ended December 31, 2023.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, if any, we believe that all reporting requirements under Section 16(a) for the 2024 fiscal year were met by our directors, executive officers and greater than 10% beneficial owners.

RELATED PARTY TRANSACTIONS

There have been no transactions or currently planned transactions in which the Company is or is intended to be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our assets at year end for the last two completed fiscal years, and in which an officer, director, or director nominee has or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS

From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. To be included in the proxy statement for our 2026 annual meeting of stockholders, proposals must be received by us no later than September 13, 2025, and the stockholder must otherwise comply with our and applicable SEC requirements.

ANNUAL REPORT ON FORM 10-K

We filed our Annual Report on Form 10-K for the year ended December 31, 2024, on April 9, 2024, with the SEC. A copy of the 10-K, without exhibits, has been mailed to all stockholders along with this Proxy Statement. We filed our Quarterly Report on Form 10-Q for the 3rd quarter ended September 30, 2024, with the SEC on November 14, 2024. A copy of the 10-Q, without exhibits, has also been mailed to all stockholders along with this Proxy Statement. Stockholders may obtain additional copies of the 10-K or 10-Q and the exhibits thereto, without charge, by writing to the Corporate Secretary at our principal executive office at 23902 FM 2978, Tomball, Texas 77375, or contacting Katrina Foreman at kforeman@qsenergy.com.

OTHER MATTERS

Management does not know of any matters to be presented at the 2025 Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If a stockholder vote is necessary to transact any other business at the 2025 Annual Meeting, the proxy holder intends to vote his proxies in accordance with his best judgment related to such business.

It is important that your shares be represented at the 2025 Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE OR YOU MAY CAST YOUR VOTE ELECTRONICALLY. Stockholders who are present at the 2025 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

/s/Cecil Bond Kyte
Cecil Bond Kyte Chief Executive Officer and Chairman

January 13, 2025

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QS ENERGY, INC.

2025 ANNUAL MEETING OF STOCKHOLDERS

February 14, 2025

This proxy is solicited by the Board of Directors for use at the 2025 Annual Meeting of Stockholders of QS Energy, Inc., (the “Company”) to be held in Reno, Nevada at the Grand Sierra Resort 2500 E 2nd Street, Reno, Nevada 89595 at 10:00 A.M. (PDT) on February 14, 2025. By signing the proxy, you revoke all prior proxies, acknowledge receipt of the Notice of 2025 Annual Meeting of Stockholders and the Proxy Statement, and appoint Cecil Bond Kyte or his designees with full power of substitution, to vote all your shares of common stock of QS Energy, Inc. which you are entitled to vote, on the matters shown below and any other matters which may come before the 2025 Annual Meeting and all adjournments and postponements thereof.

Whether or not a choice is specified, this proxy, when properly executed, will be voted in the discretion of the proxy holder upon such business as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.

The shares of stock you hold in your account will be voted as you specify below.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 FOR THE ELECTION OF THE DIRECTORS LISTED HEREON, AND A VOTE FOR PROPOSALS 2, 3, 4, AND 5 (3 YEARS). IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED HEREON AND FOR PROPOSALS 2, 3, 4, AND 5 (3 YEARS).

Please mark, sign and date your proxy card and return it today in the postage-paid envelope provided to:

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, Nevada 89501
Attention: Proxy Department

Fax #775-322-5623 or info@natco.com

(Properly executed proxies may also be faxed or e-mailed no later than 48 hours prior to the meeting, and you may also use the internet to vote your proxy. If you elect to do so, please have your proxy card available when you access website www.stocktransfersolo.com/vote, and follow the prompts to vote your shares.)

The Board of Directors recommends a vote FOR the election of the Directors listed hereon and FOR Proposals 2, 3, 4, and 5.

1.	ELECTION OF DIRECTORS:

☐	Vote FOR all nominees listed	☐	Vote WITHHELD from all nominees

01 Cecil Bond Kyte (Class III)	02 Eric Bunting (Class II)

(to withhold authority to vote for any nominee, strike a line through the nominee’s name above)

2.	RATIFICATION OF APPOINTMENT OF WEINBERG & CO., P.A. as independent auditors of QS Energy, Inc. for the fiscal year ending December 31, 2025.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	AMENDMENT TO ARTICLES OF INCORPORATION OF THE COMPANY to increase the Company’s authorized shares of common stock from 500 million to 750 million.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	On a non-binding advisory basis, compensation and compensation program for the Company’s named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	On a non-binding advisory basis, vote on executive compensation every three years.

☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS LISTED HEREON AND IN FAVOR OF PROPOSALS 2, 3, 4, AND 5 (three years) AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING.

Date:

Signature

Signature (if joint or common ownership)

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. If a partnership, please sign partnership name by authorized person.

For address change: Mark Box and indicate changes below:	☐